UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2026

Standard BioTools Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34180	77-0513190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Milk Street, 10th Floor
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

(650) 266-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on July 28, 2026, Standard BioTools Inc., a Delaware corporation (the “Company”), entered into a Share and Asset Purchase Agreement (the “Multiplex Bio Purchase Agreement”) with Multiplex Bio Inc., a Delaware corporation (“Multiplex Bio”), pursuant to which Multiplex Bio agreed to acquire the mass cytometry business (the “Business”) of the Company (the “Multiplex Bio Transaction”). On September 30, 2026, following the Company’s board of directors’ determination that it had received a “Business Superior Proposal” (as defined in the Multiplex Bio Purchase Agreement) for the acquisition of the Business by GMT Venture Partners, LLC (“GMT Venture”) and prior to entering into the Element Purchase Agreement (as defined below), the Company and Multiplex Bio mutually agreed to terminate the Multiplex Bio Purchase Agreement, and the Company agreed to pay Multiplex Bio a $1.5 million termination fee (the “Multiplex Bio Termination Fee”) in connection with such termination.

On September 30, 2026, following termination of the Multiplex Bio Purchase Agreement, the Company entered into a Share and Asset Purchase Agreement (the “Element Purchase Agreement”) with Element Biosystems, LLC, a Delaware limited liability company and wholly-owned subsidiary of GMT Venture (“Element”). Pursuant to the Element Purchase Agreement, on the terms and subject to the conditions set forth therein, Element will acquire the Business (the “Element Transaction”).

Pursuant to the Element Purchase Agreement, the aggregate purchase price for the Element Transaction is $5.5 million in cash, on a cash-free and debt-free basis and subject to customary adjustments contemplated by the Element Purchase Agreement. Concurrently with the execution of the Element Purchase Agreement, GMT Venture delivered to the Company an equity commitment letter (the “Equity Commitment Letter”) from GMT Venture, pursuant to which GMT Venture agreed, on the terms and subject to the conditions set forth therein, to contribute to Element an aggregate amount sufficient to satisfy Element’s payment obligations at the Closing under the Element Purchase Agreement and such amounts as may be necessary to fund the fees and expenses of Element under the Element Purchase Agreement. The Company is a third-party beneficiary of the Equity Commitment Letter and is entitled to specifically enforce GMT Venture’s obligation to fund in accordance with its terms. The obligations of the parties under the Element Purchase Agreement are not subject to any financing condition.

In connection with the Element Purchase Agreement, GMT Venture agreed to pay, directly or indirectly, $1.0 million to Multiplex Bio on the Company’s behalf, in partial satisfaction of the Multiplex Bio Termination Fee (the “Multiplex Termination Fee Contribution”).

The Element Purchase Agreement contemplates that the parties will enter into certain other ancillary agreements as of the Closing of the Element Transaction (the “Closing”), including a transition services agreement, pursuant to which the Company will provide specified services to Element following the Closing in connection with Element’s operation of the Business.

The Element Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Element Transaction is subject to receipt of approval of the Company’s stockholders for the Element Transaction, consummation of the Company’s pending merger (the “Merger”) with Treeline Biosciences, Inc. (“Treeline”) and other customary closing conditions.

The Element Purchase Agreement contains a customary non-solicitation restriction on the Company’s ability to solicit or facilitate alternative proposals to acquire the Business, subject to a customary fiduciary out that permits the Company’s board of directors, prior to approval of the Element Transaction by the Company’s stockholders, to change its recommendation in response to an unsolicited competing proposal to acquire the Business that is more favorable to stockholders from a financial point of view than the Element Transaction or in response to intervening events, subject in each case to Element’s notice and matching rights, if the Company’s board of directors determines in good faith (after consultation with its outside financial and legal advisors) that failing to do so would be inconsistent with its fiduciary duties.

The Element Purchase Agreement also provides for customary termination rights for both parties, including, among other things, the ability of each of the Company or Element to terminate the Element Purchase Agreement (i) if the Element Transaction has not been consummated on or before June 30, 2027, subject to up to two automatic three-month extensions under certain specified circumstances and (ii) if the Company has not waived the closing condition with respect to the consummation of the Merger within 10 business days of termination of the definitive agreement for the Merger. Upon termination of the Element Purchase Agreement under specified circumstances, the Company will be required to make a payment to Element equal to $1.0 million in cash (the “Element Termination Fee”) in addition to, in certain specified circumstances, a refund of the Multiplex Termination Fee Contribution. The Company will be required to reimburse Element’s reasonable out-of-pocket fees in connection with the Element Transaction in an amount up to $125,000 if the Element Transaction is not consummated prior to December 31, 2026, and up to an additional $125,000 if the Element Transaction is not consummated prior to March 31, 2027, with the amount of any such reimbursement to be credited against any payment of the Element Termination Fee.

The foregoing description of the Element Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Element Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02. The material terms of the Multiplex Bio Purchase Agreement, as described in the Company’s Current Report on Form 8-K filed on July 28, 2026, as amended on July 29, 2026, are incorporated by reference herein and are qualified in their entirety by reference to the text of such agreement filed as Exhibit 2.1 to such Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 30, 2026, the Company issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding the disposition of the Business; the expected timing of the disposition of the Business; the Merger; the expected timing of the closing of the Merger; the receipt of stockholder approval for the disposition of the Business; the potential benefits of the Merger; the prospective performance and outlook of the combined company’s business, performance and opportunities; as well as any assumptions underlying any of the foregoing. The words “may,” “will,” “continue,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the risk that the sale of the Business may not be completed in a timely manner or at all; (ii) the ability to obtain the requisite approval for the sale of the Business from the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the sale of the Business may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement relating to the sale of the Business, including in circumstances that would require the Company to pay a termination fee or other expenses; (v) the risk that the Merger may not be completed in a timely manner or at all; (vi) the ability to obtain the requisite approval for the issuance of equity in connection with the Merger from the Company’s stockholders; (vii) the possibility that additional competing offers or acquisition proposals will be made with respect to the Business; (viii) the possibility that competing offers or acquisition proposals will be made with respect to the Treeline business; (ix) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances that would require the Company to pay a termination fee or other expenses; (xi) the effect of the pendency of the Merger and sale of the Business on the parties’ ability to retain and hire key personnel, their ability to maintain relationships with customers, suppliers and others with whom they do business, their business generally or their stock price; (xii) risks related to diverting management’s attention from ongoing business operations or the loss of one or more members of the management team; (xiii) the risk that stockholder litigation in connection with either the sale of the Business or the Merger may result in significant costs of defense, indemnification and liability; (xiv) the parties’ ability to realize the anticipated benefits of the Merger; (xv) the risk that the parties may assume unexpected liabilities and expenses as a result of the Merger; (xvi) the risk that the potential disposition of the Company’s microfluidics business may not be completed on favorable terms or at all; (xvii) the risk that the Company could fail to maintain the listing of its common stock on the Nasdaq Stock Market; (xviii) uncertainties as to the potential for development, commercialization and other benefits of any of Treeline’s product candidates; and (xix) uncertainties as to Treeline’s anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results.

For information regarding other related risks, see the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, the Company’s most recent Quarterly Report on Form 10-Q and the Company’s other filings with the SEC. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. These forward-looking statements speak only as of the date hereof. The Company does not assume any obligation to, and does not currently intend to, update any such forward-looking statements except as may be required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the Element Transaction and/or the Merger. In connection with the Merger and related stockholder vote, the Company has filed with the SEC a registration statement on Form S-4 on July 20, 2026, as amended on September 9, 2026, that included a preliminary proxy statement and a preliminary prospectus of the Company, and that may be amended or supplemented from time to time (the “Registration Statement”). In connection with the disposition of the Business and related stockholder vote, the Company will amend the preliminary proxy statement contained in the Registration Statement to include the proposed sale of the Business. This communication is not a substitute for the preliminary proxy statement, preliminary prospectus or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transactions. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of the Company.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS, SUPPLEMENTS AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT MATERIALS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, TREELINE, GMT VENTURE, ELEMENT AND THE PROPOSED TRANSACTIONS. Copies of the materials filed or to be filed by the Company with the SEC may be obtained free of charge on the Company’s Investor Relations website at http://investors.standardbio.com or by contacting the Company’s Investor Relations department at ir@standardbio.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company, Treeline, GMT Venture, Element and certain of their respective directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors who may, under SEC rules, be deemed participants in the solicitation by reading the Company’s proxy statement for its 2026 annual meeting of stockholders (including under the headings “Management and Corporate Governance,” “Executive Officer and Director Compensation,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” “Executive Compensation” and “Certain Relationships and Related Transactions, and Director Independence”), its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC. Information regarding each of Treeline’s, GMT Venture’s and Element’s directors and executive officers who may be deemed participants in the solicitation is contained in the Registration Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov or by going to the Company’s Investor Relations website at http://investors.standardbio.com or contacting the Company’s Investor Relations department at ir@standardbio.com.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1+*	Share and Asset Purchase Agreement, by and between Standard BioTools Inc. and Element Biosystems, LLC, dated as of September 30, 2026.
99.1	Press Release, dated as of September 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because they are both (i) not material and (ii) are the type of information the Registrant customarily and actually treats as private or confidential.

*Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026	STANDARD BIOTOOLS INC.

	By:	/s/ Alex Kim
Name: Alex Kim
Title: Chief Financial Officer